Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

(in US$ thousands, except share and per share data)

The unaudited pro forma condensed combined balance sheet as of June 30, 2010 combines the historical consolidated balance sheets of AsiaInfo-Linkage, Inc. (formerly known as AsiaInfo Holdings, Inc.) (“AsiaInfo”) and Linkage Technologies Investment Limited (“Linkage Technologies”), giving effect to the acquisition of Linkage Technologies by AsiaInfo (the “Combination”) as if it had been completed on June 30, 2010. The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2009 and the six months ended June 30, 2010 combine the historical consolidated statements of operations of AsiaInfo and Linkage Technologies for such periods, giving effect to the Combination as if it had been completed on January 1, 2009. The historical consolidated financial information has been adjusted to give effect to pro forma events that are (i) directly attributable to the Combination, (ii) factually supportable, and (iii) with respect to the statement of operations, expected to have a continuing impact on the combined results.

The unaudited pro forma condensed combined financial information should be read in conjunction with the historical consolidated financial statements and accompanying notes of AsiaInfo filed on Form 10-K for the fiscal year ended December 31, 2009 (the “Form 10-K”) and on Form 10-Q for the fiscal quarter ended June 30, 2010 (the “Form 10-Q”), and the historical consolidated financial statements and accompanying notes of Linkage Technologies included as a separate exhibit to the Form 8-K/A to which this Exhibit 99.3 is attached (the “Form 8-K”). The unaudited pro forma condensed combined financial information is for informational purposes only and should not be considered indicative of the operating results or financial position that would have occurred if the Combination had been completed on the dates indicated or that may occur as of any future date or for any future period.

The unaudited pro forma condensed combined financial information was prepared using the purchase method of accounting with AsiaInfo treated as the acquiring entity. Accordingly, the consideration paid by AsiaInfo was preliminarily allocated to Linkage Technologies assets and liabilities based upon their estimated fair values as of the date of completion of the Combination as follows:

Number of AsiaInfo shares issued as stock consideration	26,832,731
Closing price per share on July 1, 2010	21.68
Stock consideration	581,734
Cash consideration	60,000
Total consideration	641,734

Less: Fair value of assets acquired or liabilities assumed
Cash and cash equivalents	16,474
Restricted cash	1,820
Accounts receivable	79,514
Inventories	5,870
Amount due from related party	2,904
Deferred income tax assets – current	5,310
Prepaid expenses and other current assets	3,759
Restricted cash – noncurrent	349
Property and equipment, net	2,578
Deferred income tax assets – noncurrent	191
Other assets	324
Accounts payable	(12,304)
Short-term bank borrowings	(5,890)
Deferred revenue	(7,838)
Accrued employee benefit	(12,796)

Other payables	(1,329)
Accrued expenses	(6,926)
Other tax payable	(798)
Income tax payable	(652)
Deferred income tax liabilities – current	(7,109)
Deferred income tax liabilities – noncurrent	(50,134)
Less: identified intangible assets acquired:
Backlog and in-process contracts	9,500
Existing technologies	37,500
Non-compete agreements	500
Core technologies	43,600
Customer relationships	114,200
Trademark use rights	20,700
In process research and development expenses (“IPR&D”)	1,000
Total identified acquired intangible assets	227,000

Estimated goodwill	$401,417

The purchase price allocation is preliminary and there may be differences between the final allocation of the purchase price. In performing its preliminary purchase price allocation, management of AsiaInfo utilized the assistance of a third party independent appraisal firm.

AsiaInfo expects to incur significant costs associated with integrating the businesses of AsiaInfo and Linkage Technologies. The unaudited pro forma condensed combined financial information does not reflect the cost of any integration activities or the benefits that may result from potential synergies that may be derived from any integration activities, including elimination of duplicative corporate costs, decreased research and development costs, and tax benefits.

AsiaInfo-Linkage, Inc.

Unaudited Pro Forma Condensed Combined Statements of Operations

Year Ended December 31, 2009

(in thousands, except share and per share data)

	Historical AsiaInfo(1)	Historical Linkage Technologies(2)	Adjustments for the Combination		Pro Forma Combined

Total revenues	$249,339	$153,608			$402,947
Cost of revenues	114,354	77,604	19,767	(4)	211,725

Gross Profit	134,985	76,004			191,222

Sales and marketing	44,169	12,378	25,903	(4)	82,450
General and administrative	15,588	24,136			39,724
Research and development	39,446	7,001	275	(4)	46,722
Government grant	(1,342)	—			(1,342)

Total operating expenses	97,861	43,515			167,554

Income from operations	37,124	32,489			23,668

Other income, net:
Interest income	2,215	115			2,330
Interest expense	—	(845)			(845)
Dividend income	178	—			178
Gain from sales of short-term investments	1,210	—			1,210
Other income (expenses), net	(36)	1,762			1,726

Total other income, net	3,567	1,032			4,599

Income before provisions for income taxes	40,691	33,521			28,267
Provisions for income taxes	5,261	4,258	(4,087	)(5)	5,432

Net income	35,430	29,263			22,835

Less: net loss attributable to noncontrolling interests	(429)	—			(429)

Net income attributable to AsiaInfo-Linkage, Inc.	35,859	29,263			23,264

Earnings per share:
Net income attributable to AsiaInfo-Linkage, Inc. common stockholders
Basic	$0.79				$0.32
Diluted	$0.77				$0.32
Weighted average shares used in computation
Basic	45,182,831		26,832,731	(3)	72,015,562
Diluted	46,386,278		26,832,731	(3)	73,219,009

(1)	Derived from the audited consolidated statements of operations of AsiaInfo for the year ended December 31, 2009 included in the Form 10-K.
(2)	Derived from the audited consolidated statements of operations of Linkage Technologies for the year ended December 31, 2009, included in the Form 8-K.
(3)	Assumes the 26,832,731 shares of common stock of AsiaInfo issued in connection with the Combination had been issued and outstanding as of January 1, 2009.
(4)	Assumes the intangible assets identified in the preliminary purchase price allocation as set out in note 4 to the following unaudited condensed pro forma consolidated balance sheet had been amortized since January 1, 2009 over the following estimated useful lives on a straight-line basis, except customer relationships which are amortized using an accelerated method based on expected economic benefits that will be generated:

Backlog and in-process contracts	1 year
Existing technologies	3 years
Non-compete agreements	5 years
Core technologies	6 years
Customer relationships	10 years
Trademark use rights	19 years
IPR&D(i)	3 years

(i)	For the purpose of the pro forma statements of operations, IPR&D is assumed to be amortized over a 3 years’ useful life from the date of the completion of the research and development projects, which are expected to be within 1 year from the date of acquisition.

(5)	Reflects the tax effect of the utilization or reversal of the deferred tax assets and liabilities recognized in the preliminary purchase price allocation, primarily of the amortization of the intangible assets identified in the preliminary purchase price allocation as set out above in note 4 that would have been recognized since January 1, 2009, based on preferential tax rates of 10% and 15%, respectively, for the principal operating PRC entity of Linkage Technologies for 2009 being qualified as a Key Software Enterprise in the PRC and for 2010 being qualified as a High and New Technology Enterprise in the PRC.

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AsiaInfo-Linkage, Inc.

Unaudited Pro Forma Condensed Combined Statements of Operations

Six Months Ended June 30, 2010

(in thousands, except share and per share data)

	Historical AsiaInfo(1)	Historical Linkage Technologies(2)	Adjustments for the Combination		Pro Forma Combined

Total revenues	$130,329	$81,188			$211,517
Cost of revenues	51,593	44,113	9,883	(4)	105,599

Gross profit	78,736	37,075			105,928

Sales and marketing	21,120	7,023	10,168	(4)	38,311
General and administrative	13,258	8,316			21,574
Research and development	18,772	1,757	167	(4)	20,696

Total operating expenses	53,150	17,096			80,581

Income from operations	25,586	19,979			25,347

Other income, net:
Interest income	1,402	97			1,499
Interest expense	—	(371)			(371)
Dividend income	254	—			254
Gain from sales of short-term investments	472	—			472
Other income (expenses), net	(50)	19			(31)

Total other income, net	2,078	(255)			1,823

Income before provisions for income taxes	27,664	19,724			27,170
Provisions for income taxes	4,271	3,410	(3,033	)(5)	4,648

Net income	23,393	16,314			22,522
Less: net loss attributable to noncontrolling interest	(858)	—			(858)

Net income attributable to AsiaInfo-Linkage, Inc. common stockholders	24,251	16,314			23,380

Earnings per share:
Net income attributable to AsiaInfo-Linakge, Inc. common stockholders
Basic	$0.51				$0.32
Diluted	$0.50				$0.31
Weighted average shares used in computation
Basic	47,277,978		26,832,731	(3)	74,110,709
Diluted	48,264,122		26,832,731	(3)	75,096,853

(1)	Derived from the unaudited condensed consolidated statements of operations of AsiaInfo for the six-month period ended June 30, 2010 included in the Form 10-Q.
(2)	Derived from the unaudited condensed consolidated statements of operations of Linkage Technologies for the six-month period ended June 30, 2010 included in the Form 8-K.
(3)	Assumes the 26,832,731 shares of common stock of AsiaInfo issued in connection with the Combination had been issued and outstanding as of January 1, 2009.
(4)	Assumes the intangible assets identified in the preliminary purchase price allocation as set out in note 4 to the following unaudited condensed pro forma consolidated balance sheet had been amortized since January 1, 2009 over the following estimated useful lives on a straight-line basis, except customer relationships which are amortized using an accelerated method based on expected economic benefits that will be generated:

Backlog and in-process contracts	1 year
Existing technologies	3 years
Non-compete agreements	5 years
Core technologies	6 years
Customer relationships	10 years
Trademark use rights	19 years
IPR&D(i)	3 years

(i)	For the purpose of the pro forma statements of operations, IPR&D is assumed to be amortized over a 3 years’ useful life from the date of the completion of the research and development projects, which are expected to be within 1 year from the date of acquisition.

(5)	Reflects the tax effect of the utilization or reversal of the deferred tax assets and liabilities recognized in the preliminary purchase price allocation, primarily of the amortization of the intangible assets identified in the preliminary purchase price allocation as set out above in note 4 that would have been recognized since January 1, 2009, based on preferential tax rates of 10% and 15%, respectively, for the principal operating PRC entity of Linkage Technologies for 2009 being qualified as a Key Software Enterprise in the PRC and for 2010 being qualified as a High and New Technology Enterprise in the PRC.

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AsiaInfo-Linkage, Inc.

Unaudited Pro Forma Condensed Combined Balance Sheet

As of June 30, 2010

(in thousands, except share data)

	Historical AsiaInfo(1)	Historical Linkage Technologies(2)	Adjustments for the Combination		Pro Forma Combined
Assets:
Current Assets:
Cash and cash equivalents	$224,040	$16,474	$(60,000	)(3)	$180,514
Restricted cash	5,924	1,820			7,744
Short-term investments – held to maturity securities	14,726	—			14,726
Short-term investments – available for sale securities	29,433	—			29,433
Account receivable	120,861	79,514			200,375
Inventories, net	8,496	11,513	(5,643	)(4)	14,366
Amount due from related party	—	2,904			2,904
Other receivables	3,326	—			3,326
Deferred income tax assets – current	2,968	4,802	508	(4)	8,278
Prepaid expenses and other current assets	6,860	3,759			10,619

Total Current Assets	416,634	120,786	(65,135)		472,285

Restricted cash – noncurrent	—	349			349
Long-term investments	4,696	—			4,696
Property and equipment, net	2,991	2,401	177	(4)	5,569
Other acquired intangible assets, net	4,788	—	227,000	(4)	231,788
Deferred income tax assets – noncurrent	2,161	191			2,352
Goodwill	29,139	—	401,417	(4)	430,556
Prepaid land use right and other long-term prepayment	10,189	—			10,189
Other assets	—	324			324

Total Assets	$470,598	$124,051	$563,459		$1,158,108

Liabilities and Stockholders’ Equity
Current Liabilities:
Accounts payable	$51,379	$12,304			$63,683
Short-term bank borrowings	—	5,890			5,890
Accrued expenses	25,552	9,005	(2,079	)(4)	32,478
Deferred revenue	31,448	7,838			39,286
Accured employee benefit	29,797	12,796			42,593
Other payables	6,552	1,329			7,881
Income taxes payable	1,955	652			2,607
Other taxes payable	7,678	798			8,476
Deferred income tax liabilities – current	1,818	7,109			8,927

Total Current Liabilities	156,179	57,721	(2,079)		211,821

	Historical AsiaInfo(1)	Historical Linkage Technologies(2)	Adjustments for the Combination		Pro Forma Combined
Deferred income tax liabilities – noncurrent		—	50,134	(4)	50,134
Unrecognized tax benefits – noncurrent	3,205	—			3,205
Other long term liabilities	163	—			163

Total Liabilities	159,547	57,721	48,055		265,323

Redeemable noncontrolling interest	2,180	—			2,180

Total AsiaInfo-Linkage, Inc. stockholders’ equity	308,071	66,330	515,404	(3)	889,805

Noncontrolling interest	800	—	—		800

Total equity	308,871	66,330	515,404		890,605

Total Liabilities, redeemable noncontrolling interest and Stockholders’ Equity	$470,598	$124,051	$563,459		$1,158,108

(1)	Derived from the unaudited condensed consolidated balance sheet of AsiaInfo as of June 30, 2010 included in the Form 10-Q.
(2)	Derived from the unaudited condensed consolidated balance sheet of Linkage Technologies as of June 30, 2010 included in the Form 8-K. To conform to the balance sheet presentation used by Asiainfo, the line item named accrued expenses and other payables on Linkage Technologies’ historical financial statements is presented in three separate lines as accrued expenses, other payables and other tax payables.
(3)	Eliminates the equity of Linkage Technologies and recognizes the cash consideration paid and stock consideration issued by AsiaInfo.
(4)	Reflects the fair value adjustments of the assets acquired and the liabilities assumed.

Account	Fair value as of acquisition date	Carrying value as of acquisition date	Pro forma adjustment
Inventory	5,870	11,513	(5,643	)(i )
Accrued expenses	6,926	9,005	(2,079	)(ii )
Deferred income tax assets – current	5,310	4,802	508	(iii )
Property and equipment, net	2,578	2,401	177
Deferred income tax liabilities – noncurrent	50,134	—	50,134	(iii)
Other acquired intangible assets, net	227,000	—	227,000
Goodwill	401,417	—	401,417

(i)	The fair value adjustment in inventory primarily reflects the removal of capitalized pre-contract costs of $3,175 and deferred projects costs of $2,764 which Linkage Technologies had recognized but do not have any future benefit to the acquirer and therefore do not have any fair value in the preliminary purchase price allocation and which Linkage Technologies had previously included within the line item inventory. In addition, the adjustment also reflects a $296 value appreciation in the physical inventories Linkage Technologies held.
(ii)	The fair value adjustment in accrued expenses reflects the removal of accrued project costs of $2,079 which Linkage Technologies had recognized as a consequence of its application of the percentage of completion method of accounting but which upon the recognition of the backlog and in-process contracts at fair value (see the preliminary purchase price allocation as set out above) do not have a separate fair value.
(iii)	$50,134 deferred tax liabilities and $535 deferred tax assets were recognized in the preliminary purchase price allocation to reflect the tax effect of temporary differences arising from the differences between the fair value and carrying amounts of certain assets and liabilities, primarily the recognition of acquired intangible assets using the tax rates expected to be applicable in the periods the tax benefits will be taken.